Intangible Assets - Estimated Amortization Expense (Detail) $ in Millions	Dec. 31, 2021 USD ($)
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2022	$ 154
2023	111
2024	89
2025	63
2026	$ 50